EXECUTION

RECONSTITUTED SERVICING AGREEMENT

This RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of March 1, 2007, by and between GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (“GCFPI” or the “Seller”), and WELLS FARGO BANK, N.A., a national banking association, as servicer (in such capacity, the “Servicer”), and acknowledged by WELLS FARGO BANK, N.A., as master servicer (in such capacity, the “Master Servicer”) and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee under the Pooling and Servicing Agreement defined below (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, the Seller acquired certain mortgage loans from one or more originators and the Servicer has acquired the servicing rights related thereto;

WHEREAS, the Seller has conveyed certain of such mortgage loans (other than the servicing rights related thereto), as identified on Schedule I hereto (the “Mortgage Loans”), to Greenwich Capital Acceptance, Inc., a Delaware special purpose corporation (“GCAI”), which in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a pooling and servicing agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), attached as Exhibit B hereto, among GCAI, as depositor (the “Depositor”), the Seller, the Master Servicer, in its capacity as such and as Securities Administrator, and the Trustee, in its capacity as such and as a Custodian;

WHEREAS, the Seller desires that the Servicer service all of the Mortgage Loans, and the Servicer has agreed to do so, pursuant to that certain Seller’s Warranties and Servicing Agreement dated as of January 1, 2007 (WFHM 2007-PA01) (the “SWSA”) by and between GCFPI and the Servicer, a copy of which is annexed hereto as Exhibit C , subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement;

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee be an intended third party beneficiary of this Agreement; and

WHEREAS, the Seller and the Servicer intend that this Agreement shall constitute a “Reconstitution Agreement” in connection with a “Securitization Transaction” (as each such term is defined in the SWSA) that shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

2. Custodianship. The parties hereto acknowledge that Deutsche Bank National Trust Company will act as custodian (the“Custodian”) of the Custodial Mortgage Files pursuant to the custodial provisions of the Pooling and Servicing Agreement.

3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on April 18, 2007, to the Trustee on behalf of the Trust Fund is to include principal due after March 1, 2007 (the “Trust Cut-off Date”), plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of the SWSA as modified by this Agreement. The Master Servicer, acting on behalf of the Trustee and the RBSGC Mortgage Loan Trust 2007-B (the “Trust Fund”) created pursuant to the Pooling and Servicing Agreement shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term “Purchaser” as used in the SWSA in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Trustee shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X (Default) of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any obligations of the Seller under the SWSA; and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

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6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.01 of the SWSA as amended hereby, which the Servicer hereby restates as of the Closing Date) in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates issued pursuant thereto.

7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
(Attention: RBSGC Mortgage Loan Trust 2007-B)

or for overnight delivery to:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
(Attention: RBSGC Mortgage Loan Trust 2007-B)

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

Wells Fargo Bank, N.A.
ABA #: 121-000-248
Account Name: SAS CLEARING
Account Number: 3970771416
For further credit to: RBSGC 2007-B, Account # 50993900

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705

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Attention: RBSGC 2007-B
Telephone No.: (714) 247-6000
Facsimile: (714) 247-6248

All written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: General Counsel (RBSGC 2007-B)
Telephone: (203) 618-2596
Facsimile: (203) 618-2132

All notices required to be delivered to the GCAI under this Agreement shall be delivered to the GCAI at the following address:

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: General Counsel (RBSGC 2007-B)
Telephone: (203) 618-2596
Facsimile: (203) 618-2132

All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in Section 12.05 of the SWSA.

8. Acknowledgement. The Servicer hereby acknowledges that the rights and obligations of GCFPI under the SWSA, as amended by this Agreement will, be assigned by GCFPI to the Depositor under the Mortgage Loan Purchase Agreement, and that such rights and obligations will simultaneously be re-assigned by the Depositor to the Trustee on behalf of the Trust Fund under the Pooling and Servicing Agreement. The Servicer agrees that the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.10 of the SWSA and will constitute a valid assignment and assumption of the rights and obligations of GCFPI under the SWSA to the Depositor, and by the Depositor to the Trustee on behalf of the Trust Fund, as applicable. In addition, the Trustee on behalf of the Trust Fund will make one or more REMIC elections. The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund’s REMIC election(s).

9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

11. Reconstitution. The Seller and the Servicer agree that this Agreement is a “Reconstitution Agreement” executed in connection with a “Securitization Transaction,” and that the date hereof is the “Reconstitution Date,” each as defined in the SWSA.

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Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC., as Seller

By: /s/ Matt Miles
Name: Matt Miles
Title: Vice President

WELLS FARGO BANK, N.A.,
as Servicer

By: /s/ Ruth M. Kovalski
Name: Ruth M. Kovalski
Title: Vice President

Acknowledged:

WELLS FARGO BANK, N.A.,
as Master Servicer

By: /s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as Trustee

By: /s/ Mei Nghia
Name: Mei Nghia
Title: Authorized Signer

By: /s/ Melissa Wilman
Name: Melissa Wilman
Title: Vice President

EXHIBIT A

Modifications to the SWSA

1.
Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Reconstitution and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2.
The definition of “Custodial Agreement” in Article I is hereby deleted and each reference in the SWSA to “Custodial Agreement” or “related Custodial Agreement” is hereby changed to “Pooling and Servicing Agreement.”

3.	The definition of “Custodian” in Article I is hereby amended to read as follows:

Custodian: Deutsche Bank National Trust Company and its successors and assigns.

4.
The definition of “First Remittance Date” in Article I is hereby deleted in its entirety, and the words “, beginning with the First Remittance Date” are hereby deleted from the definition of “Remittance Date” in Article I.

5.	A new definition of “MERS Eligible Mortgage Loan” is hereby added to Article I immediately following the definition of “MERS” to read as follows:

MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

6.	The definition of “Mortgage Interest Rate” in Article I is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

7.
New definitions of “Non-MERS Eligible Mortgage Loan” and “Non-MERS Mortgage Loans” are hereby added to Article I immediately following the definition of “Non-Assigned Letter of Credit” to read as follows:

Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

8.
New definitions of “Prepayment Charge,” “Prepayment Charge Schedule” and “Prepayment Interest Shortfall Amount” are added to Article I to immediately precede the definition of “Prime Rate” and to read as follows:

Prepayment Charge: means with respect to any Mortgage Loan and each Distribution Date, the charges or premiums, if any, exclusive of any servicing charges collected by the Servicer in connection with a Mortgage Loan payoff, due in connection with a full prepayment of such Mortgage Loan during the related Principal Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

Prepayment Charge Schedule: means a data field in the Data File which indicates the period during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

Prepayment Interest Shortfall Amount: means, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Principal Prepayment Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

9.	The definition of “Prepayment Penalty” in Article I is hereby deleted in its entirety. Furthermore, all references to “Prepayment Penalty” are hereby replaced with “Prepayment Charge”.

10.	The definition of “Qualified Depository” is hereby amended to read as follows:

Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” by Standard & Poor’s if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least “AA-” by Standard & Poor’s if the deposits are to be held in the account for more than 30 days, but no more than 365 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity.

11.	The definition of “Rating Agency” is hereby amended to read as follows:

Rating Agency: Each of Fitch Ratings, Moody’s and S&P and any respective successors thereto.

12.	A new definition of “Realized Loss” is added to Article I immediately following the definition of “Rating Agencies” to read as follows:

Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Pooling and Servicing Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

13.	A new definition of “Relief Act Reduction” is hereby added to Article I immediately following the definition of “Regulation AB” to read as follows:

Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state or local law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate for such Mortgage Loan before giving effect to such reduction.

14.	A new definition of “Servicer Prepayment Charge Payment Amount” is added to Article I immediately after the definition of “Servicer” to read as follows:

Servicer Prepayment Charge Payment Amount: Any amount paid by the Servicer as a result of an impermissible waiver of a Prepayment Charge pursuant to Section 4.01 of this Agreement.

15.
Section 2.01 (Conveyance of Mortgage Loans; Possession of Custodial Mortgage Files; Maintenance of Retained Mortgage Files and Servicing Files) is hereby amended by deleting the first paragraph thereof and replacing the word “Purchaser” with the words “Trustee and the Trust Fund” in each instance.

16.	Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended as follows:

(i)	by replacing the reference to “Purchaser” in the first paragraph and the second sentence of the second paragraph of such section with “Trustee and the Trust Fund;” and

(ii)   by adding the following paragraph as the last paragraph of such section:

Only if so requested by the Seller or the Master Servicer, the Servicer, at the Depositor’s expense, shall cause to be properly prepared and recorded as Assignment of Mortgage in favor of the Trustee with respect to each Non-MERS Mortgage Loan in each public recording office where such Non-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter to the extent delays are caused by the applicable recording office).

17.	The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

18.	The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superseded by the custodial provisions of the Pooling and Servicing Agreement.

19.
The first paragraph of Section 3.01 (Company Representations and Warranties) is hereby amended by replacing the words “to the Purchaser” with “to the Trust Fund, the Master Servicer, the Depositor and the Trustee.”

20.
Section 3.01(b) (Ordinary Course of Business) is hereby amended by deleting the words “and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.”

21.	Section 3.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser.”

22.	Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

23.	Section 3.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans.”

24.	Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment), Section 3.01(m) (No Brokers’ Fees) and Section 3.01(o) (Fair Consideration) shall be inapplicable to this Agreement.

25.	A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h), (j), (l) and (n) inure to the benefit of the Depositor, the Master Servicer, the Trustee and the Trust Fund. Upon discovery by any of the Servicer, the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Depositor, Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to each of the others.

Within 90 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee’s or Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Master Servicer with the prior consent and approval of the Trustee (if and to the extent required under the Pooling and Servicing Agreement). Such assignment shall be made in accordance with Section 12.01.

In addition, the Servicer shall indemnify (from its own funds) the Depositor, the Master Servicer, the Trustee and the Trust Fund and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Depositor, the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or the Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Depositor, the Master Servicer or the Trustee for compliance with this Agreement.

26.	[Reserved]

27.	Section 4.01 (Company to Act as Servicer) is hereby amended by replacing the second paragraph of such section with the following:

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trustee and the Trust Fund, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee on behalf of the Trust Fund, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, further, that upon the full release or discharge, the Servicer shall notify the Custodian of the related Mortgage Loan of such full release or discharge. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement).

28.	Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(i) the words “in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I” in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: “in trust for the certificateholders of the RBSGC Mortgage Loan Trust 2007-B and various Mortgagors”.

(ii) by amending clause (viii) to read as follows:

(viii)	the amount of any Prepayment Interest Shortfall Amount paid out of the Servicer’s own funds without any right to reimbursement therefor;

(iii) the following sentence shall be added to the end of such section:

“The Company shall reimburse the Custodial Account for any losses incurred as a result of the investment of amounts on deposit in the Custodial Account.”

29.	Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

(i)    by replacing the last five lines of clause (ii) with the following:

the Trust Fund; provided, however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(ii)	by amending clause (v) thereof by adding the words “Section 4.01 and” before the reference to Section 8.01.

30.
Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the words “Purchaser and/or subsequent purchasers Residential Mortgage Loans, and various Mortgagors - T&I” in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

in trust for the certificateholders of the RBSGC Mortgage Loan Trust 2007-B and various Mortgagors.

31.
Section 4.07 (Permitted Withdrawals from Escrow Account) is hereby amended by removing the word “and” at the end of clause (viii), replacing the period at the end of clause (ix) with “; and” and adding a new clause (x) to read as follows:

(ix) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof.

32.	Section 4.09 (Protection of Accounts) is hereby amended as follows:

(i)	by replacing the words “the Purchaser” with “the Master Servicer” in each instance; and

(ii)	by adding the following sentence as the last sentence of such section:

The Servicer shall give notice to the Master Servicer of any transfer of the Custodial Account or the Escrow Account to a different Qualified Depository no later than 30 days after any such transfer is made and deliver to the Master Servicer, upon request, a certification notice in form reasonably satisfactory to the Master Servicer, with respect to such Qualified Depository.

33.
Section 4.10 (Maintenance of Hazard Insurance) is hereby amended by deleting from the fourth paragraph, “and if the Mortgagor does not obtain such coverage, the Company shall immediately force place the required coverage on the Mortgagor’s behalf.”

34.
Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to “one year” in the seventh line of the second paragraph thereof with “three years”, (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

In the event that the Trustee on behalf of the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trustee on behalf of the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provided a copy of the same to the Master Servicer and the Trustee) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trustee on behalf of the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(iii)  deleting the first sentence of the third paragraph thereto, (iv) replacing the word “sentence” with “paragraph” in the seventh line of the third paragraph thereto, (v) replacing the word “advances” in the sixth line of the fifth paragraph thereof with “Monthly Advances,” and (vi) by adding the following to the end of such Section:

Prior to acceptance by the Servicer of an offer to sell any REO Property of which the Trustee (on behalf of the Trust Fund) is the owner for a sale price that is less than 90% of the unpaid principal balance of the related Mortgage Loan, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within two (2) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale; provided, however, that the Master Servicer shall not take any action which would prevent the Servicer from disposing of any REO Property within the time period specified under the REMIC provisions of the Code.

35.	Section 5.01 (Remittances) is hereby amended as follows:

(i)	by adding the following after the second paragraph of such Section:

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

Wells Fargo Bank, N.A.
ABA #: 121-000-248
Account Name: SAS CLEARING
Account Number: 3970771416
For further credit to: RBSGC 2007-B, Account # 50993900

(ii)	by replacing the words “second Business Day” in the first and second sentences of the second paragraph of such section with “first Business Day.”

36.	Section 5.02 (Statements to Purchaser) is hereby amended to read as follows:

Section 5.02 Statements to the Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto, a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and a monthly loan loss report in the format set forth in Exhibit D-3 hereto and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer; provided, however, the information required by Exhibit D-2 and Exhibit D-3 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

37.	Section 6.02 (Satisfaction of Mortgages and Release of Retained Mortgage Files) is hereby amended by replacing the second paragraph thereof with the following:

If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage Loan or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Servicer shall deposit in the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the next Remittance Date. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

38.	Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

(a)	by replacing the reference to “2007” with “2008”;

(b)	by replacing the words “the Purchaser, any Master Servicer and any Depositor” with “the Master Servicer and the Depositor” in each instance; and

(c)	by replacing the words “the Purchaser, such Master Servicer and such Depositor” with “such Master Servicer and such Depositor” in each instance.”

39.	Section 6.06 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

(a)	by replacing the reference to “2007” with “2008”;

(b)	by replacing the words “the Purchaser, any Master Servicer and any Depositor” with “the Depositor and the Master Servicer” in each instance; and

(c)	by replacing the words “the Purchaser, such Master Servicer and such Depositor” with “the Depositor and such Master Servicer” in each instance.

40.	Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

The Servicer shall indemnify GCFPI, the Depositor, the Trust Fund, the Master Servicer and the Trustee and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligations to provide any information, report, certification, accountants’ letter or other material pursuant to Sections 6.04 and 6.06 hereunder) or for any inaccurate or misleading information provided pursuant to Sections 6.04 and 6.06 hereunder. The Servicer immediately shall notify GCFPI, the Master Servicer and the Trustee and any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer or the Trustee in connection with such claim. The Servicer shall provide the Trustee (with a copy to the Master Servicer) with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee (after consultation with the Master Servicer) from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

41.	Subsection (c) of Section 9.01 (Agency Sales, Securitization Transactions and Whole Loan Transfers) shall be inapplicable to this Agreement.

42.	Section 9.01 (Agency Sales, Securitization Transactions and Whole Loan Transfers) is hereby amended by:

(a)	changing any reference to “Purchaser” to “Master Servicer” in each instance in subsections (d) and (e) and the last five paragraphs of Section 9.01;

(b)	deleting Section (d)(i) in its entirety and replacing it with:

[Reserved]

(c)	deleteing Section (d)(ii) in its entirety and replacing it with:

[Reserved]

(d)	deleting Section (d)(iii)(J) in its entirety and replacing it with:

a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Servicer, each Subservicer and any of the parties listed on Exhibit L hereto.

(e)	adding the following to the beginning of Section (d)(vi)(A)(3):

except as indicated on the Company’s 2006 Certification Regarding Compliance with Applicable Servicing Criteria…

(f)	deleting Section (d)(vi)(A)(7) in its entirety and replacing it with:

there are no affiliations, relationships or transactions relating to the Servicer, any Subservicer and any party listed on Exhibit L hereto.

(g)
subsection (e) is hereby amended by (1) changing the reference to “the Purchaser, each affiliate of the Purchaser” to “the Trust Fund, the Depositor, the Master Servicer and the Trustee,” (2) deleting the reference to “or the Depositor,” and (3) deleting the reference to “and of the Depositor”;

43.	Section 10.01 (Events of Default) is hereby amended by:

(a)	clause (ix) is hereby amended by deleting the “.” and adding “; or”;

(b)	changing any reference to “Purchaser” to “Master Servicer”;

(c)	adding the words “within the applicable cure period” after the word “remedied” in the second sentence of the second paragraph.

44.	Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” to “Master Servicer with the prior written consent of the Trustee”.

45.	Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

(ii)	mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Trustee and the Rating Agencies.

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

46.
Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to “Purchaser” with “GCFPI (with the prior consent of the Trustee)” and by replacing all other references to “Purchaser” with “GCFPI”.

47.	Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Pooling and Servicing Agreement (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of GCFPI, the Master Servicer and each Rating Agency. Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates (as defined in the Pooling and Servicing Agreement). In connection with such appointment and assumption, the Master Servicer or GCFPI, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Sections 3.03 and 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 30 days after the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Master Servicer, GCFPI and the Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee and the Master Servicer of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer, shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

48.
Section 12.02 (Amendment) is hereby amended by replacing the words “by written agreement signed by the Company and the Purchaser” with “by written agreement signed by the Servicer and GCFPI, with the written consent of the Master Servicer and the Trustee”.

49.	Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

50.	Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

51.	Section 12.14 (Third Party Beneficiary) is hereby amended in its entirety to read as follows:

Section 12.14 Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trust Fund, the Depositor, the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trust Fund, the Depositor, the Master Servicer and the Trustee as if they were parties to this Agreement, and the Trust Fund, the Depositor, the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trust Fund, the Depositor, the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Pooling and Servicing Agreement and of the Trust Fund pursuant to the Pooling and Servicing Agreement.

52.
Exhibit D (Data File Elements) is hereby amended in its entirety by replacing it with Exhibits D-1 (Monthly Remittance Advice), D-2 (Standard Layout for Monthly Defaulted Loan Report) and Exhibit D-3 (Form of Loan Loss Report), each as attached hereto and which shall be mutually acceptable to the parties hereto.

53.	Exhibit L (Transaction Parties) is hereby added to the SWSA.

EXHIBIT B

Pooling and Servicing Agreement

B-1

EXHIBIT C

SWSA

C-1

Exhibit D-1

MONTHLY REMITTANCE ADVICE

FIELD	FIELD	FIELD
#	NAME	DEFINITION

Current Monthly Remit File reported by Investor Services to Master Servicers & Investors:

1	S50YDATE	Cutoff Date
2	CLIENT	WF Client Number
3	INVNUM	WF Investor Number
4	CATNUM	WF Category Number
5	POOLNUM	Pool Number
6	LOANNUMBER	WF Loan Number
7	INVLNNO	Investor Loan Number
8	SCHPRIN	Scheduled Principal Payment
9	SCHNETINT	Scheduled Net Interest Amount
10	CURTDATE	Curtailment Date
11	CURTCOL	Total Curtailment Amount
12	CURTADJ	Total Curtailment Int Adjustment Amount
13	CURTREMIT	Total Curtailment Remittance Amount
14	INTRATE	Interest Rate
15	SFRATE	Service Fee Rate
16	YIELD	Pass Through Rate
17	PANDI	Principal and Interest Payment
18	BEGSCHPB	Beginning Scheduled Balance
19	ENDSCHPB	Ending Scheduled Balance
20	BEGPB	Beginning Principal Balance
21	ENDPB	Ending Principal Balance
22	DUEDATE	Due Date
23	PRINCOL	Principal Collected
24	INTCOL	Interest Collected
25	SFCOL	Service Fee Collected
26	BUYDOWN	Buydown Amount
27	SCHREMIT	Schedule Principal and Net Interest Remittance Amount
28	TYPE	Populated if "ARM" loan
29	PIFDATEPAID	Payoff Date
30	PIFPRINPAID	Payoff Principal Paid
31	PIFNETINTPAID	Payoff Net Interest Paid
32	PIFPENALTYINTPAID	Payoff Prepayment Penalty Paid
33	PIFREMIT	Total Payoff Remittance Amount
34	PENDING	Pending Transfer Flag
35	MESSAGE	Messages
36	SORTABLELOANNUMBER	Loan Number
37	NOTES	Loan Notes from Reporter

D-1-1

38	PRINDIFF	Loan Sale Difference
39	PRINADJ	Loan Sale Difference Interest Adjustment

Additional Fields to be added as a result of REG AB (per CTS):

40	SSCRAREMIT	Soldiers and Sailors Remittance Amount
41	CLAIMSREMIT	Claims Remittance Amount
42	MISCREMIT	Miscellaneous Remittance Amount
43	TOTALREMIT	Total Remittance Amount
44	PPPAMOUNT	Prepayment Penalty Calculated Amount
45	PPPWAIVED	Prepayment Penalty Waived Amount
46	PPPPAIDBYBORROWER	Prepayment Penalty Paid by the Borrower
47	PPPPAIDBYSERVICER	Prepayment Penalty Paid by the Servicer
48	MODEFFDATE	Modification Effective Date
49	MODTYPE	Modification Type (See Mod Type tab)
50	ACTIONCODE	Action Code (See Action Code Tab - Just 63 & 65)
51	ACTUALDUEDATE	Actual loan due date
52	ACTUALPRINBAL	Actual Loan Principal Balance

Calculation:
TotalRemit = Remit + PIFRemit + CurtRemit + SSCRARemit + ClaimsRemit + MiscRemit

MOD TYPES

CODE	DESCRIPTION

1	Interest Rate and Term
2	Interest Rate, Term and Payment
3	Term and Payment
4	Bond Agency Requested Payment Change
5	Step Rate Mod - Predetermined P & I that graduates to maximum level
6	Interest Only Mod
7	Large Curtailment (Reamortization)
8	Court Ordered Interest Rate
9	Court Ordered Interest Rate and Term
A	Court Ordered Principal Balance
B	Court Ordered Term
C	Conversion
D	Court Ordered Term and Payment
E	Court Ordered Interest Rate, Term and Payment
F	Court Ordered Principal Balance, Term and Payment
G	Court Ordered Principal Balance and Term
H	Energy Adjustment Value Interest Rate
I	Interest Rate
J	Principal Balance, Term and Payment
K	Principal Balance and Term
L	Legal/Exec Interest Rate and Term
M	Multiple Mods
N	Legal/Exec Interest Rate

D-1-2

O	Legal/Exec Principal Balance
P	Principal Balance Adjustments
Q	Legal/Exec Term
R	Legal/Exec Term and Payment
S	Legal/Exec Interest Rate, Term and Payment
T	Term
U	Legal/Exec Principal Balance, Term and Payment
V	Legal/Exec Principal Balance and Term
W	Interest Rate and Principal Balance
X	Interest Only Loan Closed as P&I In Error
Y	Modify Legal Description
Z	SCRA (Soldier & Sailors)

ACTION CODES

CODE	DESCRIPTION

15	Bankruptcy
30	Foreclosure
60	Payoff
63	Substitution
65	Repurchase
70	REO

D-1-3

Exhibit D-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

ID	T383Date	Client	InvNum	State Num	Loan Type	PrinBal	Escrow Bal	LnCount	ThirtyDay Delinq	SixtyDay Delinq	NintyDay Delinq	OneTwenty DayDelinq	Foreclosure

D-2-1

EXHIBIT D-3

FORM OF LOAN LOSS REPORT

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

	Prepared By:				Date:
	Phone:				Email Address:

Servicer Loan No.			Servicer Name			Servicer Address
1 Home Campus
Des Moines, IA 50328

Wells Fargo Bank, N.A. Loan No.

Borrower's Name:

Property Address:

Liquidation Type:		REO Sale	3rd Party Sale	Short Sale	Charge Off
Loan Type		FHA		VA		Conventional

Was this loan granted a Bankruptcy deficiency or cramdown				Yes	No
If "Yes", provide deficiency or cramdown amount			___________________________________________			_____________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal balance of Mortgage Loan				$
(2)	Interest Accrued at Net Rate
(3)	Accrued Servicing Fees
(4)	Attorney's Fees
(5)	Taxes (see page 2)
(6)	Property Maintenance
(7)	MI/Hazard Insurance Premiums (see page 2)
(8)	Utility Expenses
(9)	Appraisals/BPO
(10)	Property Inspections
(11)	FC Costs/Other Legal Expenses
(12)	Other (itemize)	bnky fees

D-3-1

(12)	Other (itemize)	bnky cst
(12)	HOA/Condo Fees
(12)	Wells Fargo Owned Servicing Rights Gain on REO Sale
(13)	Total Expenses:

Credits:
(14)	Escrow Balance		$
(15)	HIP Refund
(16)	Rental Receipts
(17)	Hazard Loss Proceeds
(18)	Primary Mortgage Insurance/Gov't Insurance
(18a)	HUD Part A
(18b)	HUD Part B
(19)	Pool Insurance Proceeds
(20)	Proceeds from Sale of Acquired Property
(21)	Other (itemize)	MI Proceeds
(21)
(22)	Total Credits:

(23)	Total Realized Loss (or Amount of Gain):

D-3-2

EXHIBIT L

TRANSACTION PARTIES

Trustee: Deutsche Bank National Trust Company

Securities Administrator: Wells Fargo Bank, N.A.

Master Servicer: Wells Fargo Bank, N.A.

Credit Risk Manager: N/A.

PMI Insurer(s): N/A.

Yield Maintenance Provider: N/A

Servicer(s):       Wells Fargo Bank, N.A.
U.S. Central Credit Union
PHH Mortgage Corporation
Central Mortgage Company
GMAC Mortgage Corporation

Originator(s):	Wells Fargo Bank, N.A.
First National Bank of Arizona
Greenpoint Mortgage Funding, Inc.
PHH Mortgage Corporation
UBS Mortgage LLC
U.S. Central Credit Union

Custodian(s):        Deutsche Bank National Trust Company
Wells Fargo Bank, N.A.

Seller: Greenwich Capital Financial Products, Inc.

L-1

SCHEDULE I

Schedule of the Mortgage Loans

[To be retained in a separate closing binder entitled “RBSGC 2007-B Mortgage Loan Schedules” at the Washington, DC offices of McKee Nelson LLP]

Schedule I